Exhibit 10.1


                       FIRST AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT is dated and effective as of March 6, 2008 (the "First Amendment"), by and among LHC GROUP, INC., a Delaware corporation (the "Borrower"), and CAPITAL ONE, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (the "Agent") for the Lenders, and the LENDERS that are signatory parties hereto.

                                R E C I T A L S:

         1. The Borrower, the Agent, and Capital One, National Association, as a Lender, have entered into a Credit Agreement dated as of February 20, 2008 (the "Agreement"), pursuant to which the Lender established a Line of Credit in favor of the Borrower.

         2. First Tennessee Bank, N.A. desires to join in the Agreement as a Lender extending Revolving Loans to Borrower in a maximum aggregate principal amount of up to $12,500,000.00.

         3. In addition, the Borrower, the Agent, and the Lenders have agreed to amend certain provisions of the Agreement as set forth below.

         NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants hereinafter set forth and intending to be legally bound hereby, do hereby amend the Agreement and agree as follows:

         A. Defined Terms. Capitalized terms used herein which are defined in the Agreement (or used in the Agreement), are used herein with such defined meanings or usage, except as may be expressly set forth in this First Amendment.

         B. Revision to Defined Terms. The definition of the term "Eurodollar Margin" contained in Section 1.1 of the Agreement is hereby deleted and restated as follows:

            "Eurodollar Margin" shall mean with respect to each Eurodollar Loan under the Line of Credit:

                  (i) 1.75% per annum if the Leverage Ratio is less than 1.00 to
            1.0;

                  (ii) 2.00% per annum if the Leverage  Ratio is greater than or equal to 1.00 to 1.0 but less than 1.50 to 1.0;

                  (iii) 2.25% per annum if the Leverage Ratio is greater than or equal to 1.50 to 1.0 but less than 2.00 to 1.0; or

                  (iv) 2.50% per annum if the Leverage  Ratio is greater than or equal to 2.00 to 1.0. The Eurodollar Margin shall be determined by the Agent from time to time, based on the Leverage Ratio as set forth in the Compliance Certificate most recently delivered by the Borrower pursuant to Section 12.1(c). Any adjustment to the Eurodollar Margin shall be effective (a) in the case of a Compliance Certificate delivered in connection with quarterly financial statements of the Borrower delivered pursuant to Section 12.1(b), as of the date 60 days following the end of the last day of the applicable fiscal quarter covered by such Compliance Certificate, and (b) in the case of a Compliance Certificate delivered in connection with annual financial statements of the Borrower delivered pursuant to Section 12.1(a), as of the date 90 days following the end of the last day of the applicable fiscal year covered by such Compliance Certificate. If the Borrower fails to deliver a Compliance Certificate pursuant to Section 12.1(c), the Eurodollar Margin shall equal the percentage corresponding to item
            (iv) of this definition until the date of the delivery of the required Compliance Certificate. As of the date hereof, and thereafter until changed as provided above, the Eurodollar Margin is determined based on item (i) of this definition.


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

         C. Joinder by First Tennessee Bank, N.A. First Tennessee Bank, N.A. hereby joins in the Agreement, as amended by this First Amendment, as a Lender.

         D. Increase of Line of Credit Loan Commitment. The parties hereto understand and acknowledge that (i) the Line of Credit Loan Commitment has been increased from $25,000,000.00 to a total maximum aggregate principal amount of $37,500,000.00, (ii) the Revolving Note in the principal amount of $12,500,000.00 to be executed by Borrower pursuant to this First Amendment, payable to the order of First Tennessee Bank, N.A., is issued by Borrower pursuant to Section 2.4 of the Agreement and is one of the Revolving Notes as such term is defined in the Agreement, and (iii) said increase of the Line of Credit Loan Commitment constitutes a partial fulfillment of Borrower's exercise of the Accordion Option.

         E. Representations; No Default. On and as of the date of this First Amendment, and after giving effect to this First Amendment, the Borrower confirms, reaffirms, and restates the representations and warranties set forth in the Agreement and the Loan Documents; provided, that each reference to the Agreement herein shall be deemed to include the Agreement as amended by this First Amendment.

         F. Payment of Expenses. The Borrower agrees to pay or reimburse the Agent for all legal fees and expenses of counsel to the Agent in connection with the transactions contemplated by this First Amendment.

         G. AMENDMENTS. THE AGREEMENT AND THE FIRST AMENDMENT ARE CREDIT OR LOAN AGREEMENTS AS DESCRIBED IN LA. R.S. 6:ss.1121, ET SEQ. THE AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN DOCUMENTS SET FORTH THE ENTIRE AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ALL PRIOR WRITTEN AND ORAL UNDERSTANDINGS AMONG THE BORROWER, THE AGENT, AND THE LENDERS, WITH RESPECT TO THE MATTERS HEREIN AND THEREIN SET FORTH. THE AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, CANNOT BE MODIFIED OR AMENDED EXCEPT BY A WRITING SIGNED AND DELIVERED AS PROVIDED IN THE AGREEMENT.


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         H. Waiver of Defenses.  In consideration  of the Lender's  execution of this First Amendment, the Borrower hereby irrevocably waive any and all claims and/or defenses to payment on any indebtedness arising under the Agreement and owed by any of them to the Lenders that may exist as of the date of execution of this First Amendment.

         I. Governing Law: Counterparts. This First Amendment shall be governed by and construed in accordance with the laws of the State of Louisiana. This First Amendment may be executed in any number of counterparts, all of which counterparts, when taken together, shall constitute one and the same instrument.

         J. Continued Effect. Except as expressly modified herein, the Agreement, as amended by this First Amendment, shall continue in full force and effect. The Agreement, as amended by this First Amendment, is hereby ratified and confirmed by the parties hereto.

         K. Resolutions/Consents. The Borrower hereby certifies to the Agent that all resolutions and consents of the Borrower previously delivered to the Agent in connection with the Agreement remain in effect.



           (The remainder of this page was intentionally left blank.)


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         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                  Borrower:

                                  LHC GROUP, INC.
                                  a Delaware corporation

                                  By:
                                     -------------------------------------------
                                  Name:  Keith G. Myers
                                  Title: Chairman and Chief Executive Officer


                                  Agent:

                                  CAPITAL ONE, NATIONAL ASSOCIATION



                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  Lenders:

                                  CAPITAL ONE, NATIONAL ASSOCIATION

Line of Credit                    By:
                                     -------------------------------------------
Loan Commitment:  $25,000,000.00     Name:
                                          --------------------------------------
Commitment Percentage  66.667%       Title:
                                           -------------------------------------


                                  FIRST TENNESSEE BANK, N.A.

Line of Credit                    By:
                                     -------------------------------------------

Loan Commitment:  $12,500,000.00     Name:
                                          --------------------------------------
Commitment Percentage  33.333%       Title:
                                           -------------------------------------


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                                     CONSENT
                                     -------

         Each of the undersigned Guarantors hereby consents to the foregoing First Amendment to Credit Agreement as of March 6, 2008 by and among LHC Group, Inc., Capital One, National Association, as Administrative Agent, and the Lenders.
         Dated as of March 6, 2008.



HOME CARE PLUS, INC.

By:  ____________________________
Name:  Keith G. Myers
Title:    President

DIABETES SELF MANAGEMENT CENTER, INC.

By:  ____________________________
Name:  Keith G. Myers
Title:    President

ABLE HOME HEALTH, INC.

By:  ____________________________
Name:  Keith G. Myers
Title:    President

ABLE HOME HEALTH, INC.

By:  ____________________________
Name:  Keith G. Myers
Title:    President



                  [Signatures Continue on the Following Pages]


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ACADIAN HOME HEALTH CARE SERVICES, L.L.C.
AHCG MANAGEMENT, LLC
ALABAMA HEALTH CARE GROUP, LLC
HOME NURSING CARE, L.L.C.
HOMECARE MANAGEMENT GROUP, LLC
LHC GROUP PHARMACEUTICAL SERVICES, L.L.C.
LHCG-II, L.L.C.
LHCG VI, LLC
LHCG VII, L.L.C.
LHCG IX, L.L.C.
LHCG XI, LLC
LOUISIANA EXTENDED CARE HOSPITAL OF ARCADIA, LLC
LOUISIANA EXTENDED CARE HOSPITAL OF WEST MONROE, LLC
LOUISIANA HEALTH CARE GROUP, L.L.C.
LOUISIANA HOMECARE OF HAMMOND, LLC
LOUISIANA HOMECARE OF NEW ORLEANS, L.L.C.
LOUISIANA HOSPICE AND PALLIATIVE CARE, L.L.C.
LOUISIANA PHYSICAL THERAPY, L.L.C.
MHCG OF JACKSON, LLC
MISSISSIPPI HEALTH CARE GROUP, L.L.C.
MISSISSIPPI HOMECARE, L.L.C.
MISSISSIPPI HOMECARE OF NATCHEZ, LLC
NORTH CAROLINA HEALTH CARE GROUP, LLC
OAK SHADOWS OF JENNINGS, L.L.C.
OAK ARBOR OF JENNINGS, LLC
OAK ARBOR OF SUNSET, LLC
OKLAHOMA HEALTH CARE GROUP, LLC
PICAYUNE HOMECARE, L.L.C.
ST. JAMES HOMECARE, L.L.C.
TEXAS HEALTH CARE GROUP, L.L.C.
TEXAS HEALTH CARE GROUP HOLDINGS, L.L.C.
TEXAS HEALTH CARE GROUP OF LONGVIEW, L.L.C.
TEXAS HEALTH CARE GROUP OF TEXARKANA, L.L.C.
WEST VIRGINIA HEALTH CARE GROUP, LLC

By:  LHC Group, Inc., as manager

By:  ____________________________
Name:  Keith G. Myers
Title: Chairman and Chief Executive Officer



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LHCG X, L.L.C.
LHCG XIV, L.L.C.
GEORGIA HEALTH CARE GROUP, L.L.C.
TENNESSEE HEALTH CARE GROUP, LLC
LHC HEALTH CARE GROUP OF FLORIDA, LLC
MISSOURI HEALTH CARE GROUP, LLC
KENTUCKY HEALTH CARE GROUP, LLC
LHC HOMECARE-LIFELINE, LLC
LHC HOMECARE, LLC
LHC REAL ESTATE I, LLC
SOUTH CAROLINA HEALTH CARE GROUP, LLC
VIRGINIA HEALTH CARE GROUP, LLC
PALMETTO EXPRESS, L.L.C.
LEAF RIVER HOME HEALTH CARE, LLC

By:  LHC Group, Inc., as manager

By:  ____________________________
Name:  Keith G. Myers
Title:  Chairman and Chief Executive Officer

ARKANSAS HEALTH CARE GROUP, LLC
MENA MEDICAL CENTER HOME HEALTH, L.L.C.
MENA MEDICAL CENTER HOSPICE, L.L.C.
DALLAS COUNTY MEDICAL CENTER HOMECARE, L.L.C.
EUREKA SPRINGS HOSPITAL HOME CARE, LLC
EUREKA SPRINGS HOSPITAL HOSPICE, LLC
ARKANSAS HOMECARE OF FORREST CITY, LLC
PATIENT'S CHOICE HOSPICE, LLC

By:  AHCG Management, LLC, their manager

By:  LHC Group, Inc., its manager

By:  ____________________________
Name:  Keith G. Myers
Title:  Chairman and Chief Executive Officer



                  [Signatures Continue on the Following Pages]


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ACADIAN PREMIERE REGIONAL NURSING, LLC
HOMECARE MANAGEMENT GROUP, LLC

By:  Louisiana Health Care Group, L.L.C., its member
By:  LHC Group, Inc., its manager

By:  ____________________________
Name:  Keith G. Myers
Title:  Chairman and Chief Executive Officer


ROANE HOMECARE, LLC
WETZEL COUNTY HOMECARE, LLC

By:  West Virginia Health Care Group, LLC, its manager
By:  LHC Group, Inc., its manager

By:  ____________________________
Name:  Keith G. Myers
Title:  Chairman and Chief Executive Officer

ARKANSAS HOMECARE OF FULTON, LLC

By:  Arkansas Health Care Group, LLC, its member

By:  AHCG Management, LLC, as manager
By:  LHC Group, Inc., its manager

By:  ____________________________
Name:  Keith G. Myers
Title:  Chairman and Chief Executive Officer

FLOYD HOMECARE, LLC

By:  Georgia Health Care Group, L.L.C., its member
By:  LHC Group, Inc., its manager

By:  ____________________________
Name:  Keith G. Myers
Title:  Chairman and Chief Executive Officer


                  [Signatures Continue on the Following Pages]


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LIFELINE HOME HEALTH CARE OF UNION CITY, LLC

By:  Tennessee Health Care Group, LLC, its member
By:  LHC Group, Inc., its manager

By:  ____________________________
Name:  Keith G. Myers
Title:  Chairman and Chief Executive Officer

LIFELINE OF WEST TENNESSEE, LLC
LIFELINE HOME HEALTH CARE OF SPRINGFIELD, LLC

By:  Tennessee Health Care Group, LLC, their member
By:  LHC Group, Inc., its manager

By:  ____________________________
Name:  Keith G. Myers
Title:  Chairman and Chief Executive Officer

LIFELINE HOME HEALTH CARE OF LAKELAND, LLC
LIFELINE HOME HEALTH CARE OF MARATHON, LLC
LIFELINE HOME HEALTH CARE OF PORT CHARLOTTE, LLC
LHC HOMECARE, LLC
LIFELINE HOME HEALTH CARE OF SEBRING, LLC
LIFELINE HOME HEALTH CARE OF ST. PETERSBURG, LLC

By:  LHC Health Care Group of Florida, LLC, its manager
By:  LHC Group, Inc., its manager

By:  ____________________________
Name:  Keith G. Myers
Title:  Chairman and Chief Executive Officer

MISSOURI HOMECARE, LLC
SOUTHWEST MISSOURI HOMECARE, LLC

By:  Missouri Health Care Group, L.L.C., as member
By:  LHC Group, Inc., its manager

By:  ____________________________
Name:  Keith G. Myers
Title:  Chairman and Chief Executive Officer


                  [Signatures Continue on the Following Pages]


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LIFELINE HOME HEALTH CARE OF BOWLING GREEN, LLC
LIFELINE HOME HEALTH CARE OF LEXINGTON, LLC
LIFELINE HOME HEALTH CARE OF RUSSELLVILLE, LLC
LIFELINE HOME HEALTH CARE OF SOMERSET, LLC
LIFELINE PRIVATE DUTY SERVICES OF KENTUCKY, LLC

By:  LHC HomeCare-Lifeline, LLC, its manager
By:  LHC Group, Inc., its manager

By:  ____________________________
Name:  Keith G. Myers
Title:  Chairman and Chief Executive Officer

LIFELINE HOME HEALTH CARE OF FULTON, LLC
LIFELINE HOME HEALTH CARE OF HOPKINSVILLE, LLC

By:  Kentucky Health Care Group, LLC, its member
By:  LHC Group, Inc., its manager

By:  ____________________________
Name:  Keith G. Myers
Title:  Chairman and Chief Executive Officer

LHC HOMECARE, LLC

By:  North Carolina Health Care Group, L.L.C., its member and manager
By:  LHC Group, Inc., its manager

By:  ____________________________
Name:  Keith G. Myers
Title:  Chairman and Chief Executive Officer


LHC HOMECARE, LLC

By:   Oklahoma Health Care Group, L.L.C., its member and manager
By:  LHC Group, Inc., its manager

By:  ____________________________
Name:  Keith G. Myers
Title:  Chairman and Chief Executive Officer

                  [Signatures Continue on the Following Pages]


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SOUTH CAROLINA HOMECARE, LLC

By:  South Carolina Health Care Group, L.L.C., its member and manager
By:  LHC Group, Inc., its manager

By:  ____________________________
Name:  Keith G. Myers
Title:  Chairman and Chief Executive Officer

VIRGINIA  HOMECARE, LLC

By:  Virginia Health Care Group, L.L.C., its member and manager
By:  LHC Group, Inc., its manager

By:  ____________________________
Name:  Keith G. Myers
Title:  Chairman and Chief Executive Officer


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